iShares®

iShares, Inc.

iShares Trust

Supplement dated May 1, 2013

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAI”) for the iShares MSCI Emerging Markets Small Cap Index Fund, iShares MSCI Emerging Markets Asia Index Fund, iShares MSCI India Index Fund, iShares MSCI India Small Cap Index Fund, iShares MSCI Global Agriculture Producers Fund, iShares MSCI Global Gold Miners Fund and iShares MSCI Global Select Metals & Mining Producers Fund (each a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Effective May 1, 2013, the number of shares in a Creation Unit and the approximate value of one Creation Unit of each of the Funds are as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of April 30, 2013
iShares MSCI Emerging Markets Small Cap Index Fund	50,000	$2,500,000
iShares MSCI Emerging Markets Asia Index Fund	50,000	$2,800,000
iShares MSCI India Index Fund	50,000	$1,300,000
iShares MSCI India Small Cap Index Fund	50,000	$1,100,000
iShares MSCI Global Agriculture Producers Fund	50,000	$1,400,000
iShares MSCI Global Gold Miners Fund	50,000	$600,000
iShares MSCI Global Select Metals & Mining Producers Fund	50,000	$1,000,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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